SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2015

Artesanias Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-193736	46-4412037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2532 Open Range Dr., Fort Worth TX 76177
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 281-1207

Monte Oscuro, 16th Street, Rio Abajo, Panama, Republic de Panama (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On January 20, 2015, our former majority shareholder, Mr. Jose Soto, transferred his 3,000,000 shares of common stock to Matthew Harrington for a total sales price of $200,000. The sale of these shares was exempt from registration under Section 4(2) of the Securities Act. In connection with the sale of his controlling interest in the company, Mr. Soto appointed Chitan Mistry as our new President, CEO, and Director, and appointed Lucie Letellier as our new CFO, Secretary, and Treasurer, and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a further change in a control of the registrant.

Following this change in control and the officer and director resignation and appointments described in Item 5.02, below, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of January 21, 2015 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 4,800,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Chitan Mistry 2532 Open Range Dr. Fort Worth TX 76177	0	0.00%
	Lucie Letellier 2532 Open Range Dr. Fort Worth TX 76177	0	0.00%
	All Officers and Directors as a Group (one person)	0	0.00%

	Other 5% owners
	Matthew Harrington 1568 Merivale Rd., Ste. 314 Ottawa, ON K2G 5Y7 Canada	3,000,000	62.50%

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

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Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Quarterly Report on Form 10-Q filed November 14, 2014, and in the Company’s Registration Statement on Form S-1/A filed April 16, 2014, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 21, 2015, the board of directors appointed Chitan Mistry as our new President, CEO, and Director, and appointed Lucie Letellier as our new CFO, Secretary, and Treasurer.

Following these appointments, the board accepted the resignation of Jose Soto as our former sole officer and director. There was no known disagreement with Mr. Soto regarding our operations, policies, or practices.

Chitan Mistry is our newly appointed President, Chief Executive Officer and Director. Mr. Mistry has over 10 years’ experience working on multiple IT projects with a logical and technical approach. From October 2012 to the present, he has been a Senior Project Manager at Hewlett Packard Canada, where he manages networks and infrastructure projects for the Canadian Imperial Bank of Commerce (CIBC). From March of 2012 to May of 2012, he served as a Senior Project Control Officer for Toronto Dominion Bank. From July 2011 to March of 2012, Mr. Mistry served as a Senior Program Control Officer and Project Manager for Transamerica Life Canada. Mr. Mistry has also served in IT project management positions at CIBC, Toronto Dominion Bank, Rogers Communications, Inc., IBM, and Pitney Bowes. Mr. Mistry earned a B.A. with honors in Business Information Technology from Coventry University and he holds various additional technical certifications.

Lucie Letellier is our newly appointed Chief Financial Officer, Secretary, Treasurer, and Director. Ms. Letellier is a financial professional with specialization in finance and accounting. From 2005 to 2009, she was the CFO of Paramount Gold and Silver Corp. (NYSE/TSX: PZG), where she contributed to the development of the company from a private enterprise through private capital raising and two public listings, overseeing $30 million in equity financing. Her work experience also includes credit and loan officer and controller for private enterprises. Ms. Letellier has 25 years of experience as a senior accountant in the office of a Chartered Professional Accountant. Her skills include financial reporting, tax compliance, corporate governance and continuous disclosure requirements.

Our newly-appointed officers and directors have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreements or other formal compensation agreements with Mr. Mistry or Ms. Letellier.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

2532 Open Range Dr.

Fort Worth TX 76177

Phone: (866) 281-1207

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artesanias Corp.

/s/ Chitan Mistry

Chitan Mistry

President and Chief Executive Officer

Date: January 22, 2015

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